Exhibit 3.139

CONSENT TO USE OF SIMILAR NAME
DSCB 17:3 (Rev 91)

Pursuant to 19 Pa. Code § 17.3 (relating to use of a confusingly similar name) the undersigned association, desiring to consent to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1.	The name of the association executing this Consent to Use of Similar Name is : Brandywine TB I, L. P.

2.	The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	16 Campus Boulevard, Suite 150	Newtown Square	PA	19073	Delaware

	Number and Street	City	State	Zip	County

(b)	c/o:

Name of Commercial Registered Office Provider	County

For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3.	The date of its incorporation or other organization is: October 31, 1997

4.	The statute under which it was incorporated or otherwise organized is: 15 Pa. C.S. Section 8511

5.	The association(s) entitled to the benefit of this Consent to Use of Similar Name is (are):

Brandywine TB VI, L.L.C.

Brandywine TB VI, L.P.

6.	A check in this box indicates that the association executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code § 17.3(c) (8)):

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 15th day of July, 1998.

Brandywine TB I, L.P.

By:	Brandywine TB I, L.L.C. General Partner

(Name of Association)

By:	/s/ Brad A. Molotsky

(Signature)

Title:	Brad A. Molotsky, Secretary

CONSENT TO USE OF SIMILAR NAME
DSCB 17:3 (Rev 91)

Pursuant to 19 Pa. Code § 17.3 (relating to use of a confusingly similar name) the undersigned association, desiring to consent to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1.	The name of the association executing this Consent to Use of Similar Name is : Brandywine TB I, L. L.C.

2.	The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	16 Campus Boulevard, Suite 150	Newtown Square	PA	19073	Delaware

	Number and Street	City	State	Zip	County

(b)	c/o:

Name of Commercial Registered Office Provider	County

For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3.	The date of its incorporation or other organization is: October 31, 1997

4.	The statute under which it was incorporated or otherwise organized is: 15 Pa. C.S. Section 8511

5.	The association(s) entitled to the benefit of this Consent to Use of Similar Name is (are):

Brandywine TB VI, L.P.

Brandywine TB VI, L.L.C.

6.	A check in this box indicates that the association executing this Consent to Use of Similar Name is the parent or prime affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code § 17.3(c) (8)):

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 15th day of July, 1998.

Brandywine TB I, L.L.C.

(Name of Association)

By:	/s/ Brad A. Molotsky

(Signature)

Title:	Brad A. Molotsky, Secretary

Microfilm Number_________	Filed with the Department of State on JUL 16 1998

Entity Number 2827070	XXXXXX
Secretary of the Commonwealth

CERTIFICATE OF ORGANIZATION-DOMESTIC LIMITED LIABILITY COMPANY
DSCB:15-8913 (Rev 93)

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned, desiring to organize a limited liability company, hereby states(s) that:

1.	The name of the limited liability company is: Brandywine TB VI, L.L.C.

2.	The (a) address of this limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	16 Campus Boulevard, Suite 150,	Newtown Square	PA	19073	Delaware

	Number and Street	City	State	Zip	County

(b)	c/o:

		Name of Commercial Registered Office provider	County

For a limited liability company represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited company is located for venue and official publication purposes.

3.	The name and address, including street and number, if any, of each organizer are:

	NAME	ADDRESS

Jacqueline Y. Eastridge, c/o Pepper, Hamilton LLP

3000 Two Logan Square, 18th and Arch Streets
Philadelphia, PA 19103-2799

4.

5.

6.	The specified effective date, if any is:

		month	day	year	hour, if any

7.

8.	For additional provisions of the certificates, if any, attach an 8 1/2 x 11 sheet.

DBCB:15-8913 (Rev 95)-2

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 15th day of July, 1998.

/s/ Jacqueline Y. Eastridge

(Signature)
Jacqueline Y. Eastridge

(Signature)

(Signature)

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Entity Number UNREADABLE TEXT			Certificate of Change of Registered Office Limited Liability Company (15 Pa. C.S. § 8906)

Name	PEPPER HAMILTON LLP			Document will be returned to the name and address you enter to the left.

Address	200 ONE KEYSTONE PLAZA NORTH FRONT AND MARKET STREETS P.O. BOX 1181 HARRISBURG, PA 17108-1181

	City	State	Zip Code

Fee: $52	Filed in the Department of State on Jun 04 2002

XXXXXX

ACTING Secretary of the Commonwealth

In compliance with the requirements of the 15 Pa. C.S. § 8906 (relating to change of registered office), the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

1.	The name of the company is: Brandywine TB VI, L.L.C.

2.
The (a) address of the company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street City State Zip County
14, Campus Boulevard, Suite 100, Newtown Square, PA 19073 Delaware County

(b) Name of Commercial Registered Office Provider County
c/o:

3.	Complete part (a) or part (b)

(a) The address to which the registered office of the company in this Commonwealth is to be changed is:

401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462 Montgomery County

Number and Street City State Zip County

(b) The registered office of the Company shall be provided by:
c/o:

Name of Commercial Registered Office Provider County

IN TESTIMONY WHEREOF, the undersigned company has caused this certificate to be signed by a duly authorized member or manager thereof this 31st day of May, 2002. Brandywine TB VI, L.L.C.
Name of Company
/s/ Brad A. Molotsky
Signature
Brad A. Molotsky, Secretary

Title